                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

                               (Amendment No.  )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

                          Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Fortis Series Fund, Inc.
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                               [Preliminary Copy]

                                      LOGO

                             THE GLOBAL BOND SERIES
                                       OF
                            FORTIS SERIES FUND, INC.
                500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING

                          TO BE HELD ON JUNE 13, 1995

TO THE SHAREHOLDERS OF THE GLOBAL BOND SERIES OF FORTIS SERIES FUND, INC.

  A special meeting of the shareholders of the Global Bond Series (the "Series") of Fortis Series Fund, Inc. (the "Fund") will be held at the offices of the Fund on Tuesday, June 13, 1995, at 10:00 a.m. for the following purposes:

  1. To approve or disapprove a proposal to change the classification of the Series from a diversified investment company to a nondiversified investment company.

  2. To transact such other business as may properly come before the meeting.

  Shareholders of record on April 25, 1995, are the only persons entitled to notice of and to vote at the meeting.

  The costs of solicitation, including the costs of preparing and mailing this Notice of Special Shareholders' Meeting and Proxy Statement, will be paid by the Series.

  Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. A return envelope is enclosed for your convenience.

                                            Michael J. Radmer
                                            Secretary

Dated: May   , 1995

                               [Preliminary Copy]

                                PROXY STATEMENT

                               GLOBAL BOND SERIES
                                       OF
                            FORTIS SERIES FUND, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

                 SPECIAL MEETING OF SHAREHOLDERS--JUNE 13, 1995

  The enclosed proxy is solicited by the Board of Directors of Fortis Series Fund, Inc. (the "Fund") in connection with a special meeting of shareholders of the Global Bond Series (the "Series") to be held June 13, 1995, and at any adjournment thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Special Shareholders' Meeting and this Proxy Statement, will be paid by the Series, and such mailing will take place on approximately May 10, 1995. Representatives of Fortis Advisers, Inc. ("Advisers"), the investment adviser and manager of the Fund or its affiliates, may, without cost to the Series solicit proxies for the management of the Fund by means of mail, telephone, or personal calls.

  A proxy may be revoked before the meeting by giving written notice, in person or by mail, of revocation to the Secretary of the Fund or at the meeting prior to voting in person. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice.

  An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal.

  Only shareholders of record on April 25, 1995, may vote at the meeting or any adjournment thereof. As of that date there were 754,234 issued and outstanding common shares, $.01 par value of the Series. Each shareholder is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder of the Series to appraisal rights.

  If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal that is the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

  Shares of the Fund are not offered directly to the public but are owned by separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits"), which fund benefits under variable life insurance policies and variable annuity contracts (collectively, the "Contracts") issued by Fortis Benefits. No shares are held by brokers on behalf of any customers. Fortis Benefits will vote shares as to which it has received no timely voting instructions from Contract owners, and any shares held other than pursuant to the separate accounts, in the same proportion as instructions for the Series that are received from persons holding the voting interest with respect to all Fortis Benefits separate accounts participating in the Series.

                           ANNUAL REPORT OF THE FUND

  The Annual Report for the fiscal year ended December 31, 1994, of the Fund were mailed to Series shareholders on approximately February 28, 1995. Because the Series began operation on January 3, 1995, the Annual Report does not contain financial statements of the Series. If you did not receive a copy of the Annual Report or would like to receive an additional copy, please call the Fund at 1-800-800-2638, extension 4579, and a copy will be sent to you by first class mail within three business days.

                                SHARE OWNERSHIP

  The following table sets forth, as of March 31, 1995, information about the ownership of Fund shares by each shareholder who holds of record, or to the knowledge of management owns beneficially, more than 5% of the outstanding shares of the Fund. As of March 31, 1995, no director of the Fund owned any of the Fund's shares and no director owned any of the Contracts. As of that date, shares (less than 1%) of the Fund are attributable to Contracts owned by the Fund's officers as a group; the officers otherwise do not own any of the Fund's outstanding shares.

                                                    U.S.
                                                 GOVERNMENT       DIVERSIFIED
              GLOBAL BOND     MONEY MARKET       SECURITIES         INCOME
NAME OR      SHARES OWNED     SHARES OWNED      SHARES OWNED     SHARES OWNED
IDENTITY     NUMBER      %    NUMBER      %     NUMBER      %    NUMBER      %
- - --------------------------------------------------------------------------------
Separate    180,040   26.5% 4,038,718  100.0% 17,179,649 100.0% 9,050,732 100.0%
Accounts
of
Fortis
Benefits
Fortis      500,000   73.5%        --     --          --    --         --    --
Benefits
500
Bielenberg
Drive
Woodbury,
MN 55125
                                                GLOBAL ASSET
              HIGH YIELD    ASSET ALLOCATION     ALLOCATION     GROWTH & INCOME
NAME OR      SHARES OWNED     SHARES OWNED      SHARES OWNED     SHARES OWNED
IDENTITY     NUMBER      %    NUMBER      %     NUMBER      %    NUMBER      %
- - --------------------------------------------------------------------------------
Separate    1,556,764 92.3% 19,163,887 99.7%  264,637    34.6%  2,195,280 97.3%
Accounts
of
Fortis
Benefits
Fortis        130,019  7.7%     49,250   .3%  500,000    65.4%     60,009  2.7%
Benefits
500
Bielenberg
Drive
Woodbury,
MN 55125

                                                  INTERNATIONAL   AGGRESSIVE
                  GROWTH STOCK    GLOBAL GROWTH       STOCK         GROWTH
NAME OR           SHARES OWNED     SHARES OWNED   SHARES OWNED   SHARES OWNED
IDENTITY          NUMBER      %    NUMBER      %  NUMBER     %   NUMBER      %
- - -------------------------------------------------------------------------------
Separate Ac-    17,454,824 99.7% 11,743,688 99.7% 243,881 32.8% 1,783,267 96.7%
counts of
Fortis Bene-
fits
Fortis Bene-        57,877   .3%     40,750   .3% 500,000 67.2%    60,003  3.3%
fits
500 Bielenberg
Drive
Woodbury, MN
55125

                PROPOSAL TO CHANGE CLASSIFICATION OF THE SERIES
                     FROM A DIVERSIFIED INVESTMENT COMPANY
                     TO A NONDIVERSIFIED INVESTMENT COMPANY

  Investment companies such as the Series are classified as either "diversified" or "nondiversified" investment companies under Section 5 of the 1940 Act. Under Section 13 of the 1940 Act, an investment company may not change its classification from a diversified to a nondiversified investment company without the approval of the holders of a majority of its outstanding shares, as described below.

  The Series is classified as a "diversified" investment company as defined in
Section 5 of the 1940 Act. This means that the Series must meet the following requirement:

    At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

  Advisers and Warburg Investment Management International Ltd. ("Warburg"), the subadviser of the Series, have proposed, and, after consideration, the Fund's Board of Directors has determined that there may be circumstances when it may be to the advantage of the Series to have a larger position in a single issuer or in a group of issuers than is permitted for diversified investment companies. Although there can be no assurance that an increase in investment risk will not result from such a conversion of the Series to a nondiversified portfolio, the Fund's directors believe that the benefits accruing to the Series as a consequence of the change will outweigh any such increase in risk.

  The main rationale for the proposed change in the Series' classification is the fact that, when compared to the United States, there are not a lot of high quality foreign corporate bonds available for Warburg to consider including in the Series' portfolio. Therefore, in many countries the only securities that fit the Series' standards are those issued by that country's government, which is considered to be one issuer and thus subject to the more stringent investment limitations imposed on diversified portfolios. The result is that while Warburg may determine that a significant investment in a particular country is warranted, it may be that the only high quality fixed income securities available are issues of that country's government. Under this common scenario a diversified portfolio like the Series is limited to a much smaller investment in the country at issue than is a nondiversified portfolio.

  Having the Series become nondiversified will also facilitate the use by Warburg and the Fund's management of the Salomon Brothers' World Global Bond Index (the "Index") as an informal benchmark in evaluating the management of the Series. Specifically, the Index may be used as a standard against which to measure the Series' composition, risk and performance. The Index itself would be classified as a "nondiversified" portfolio under the Investment Company Act of 1940 and there is no comparable index that is "diversified."

  If the Series' shareholders so approve, the Series will be reclassified as a nondiversified investment company under the 1940 Act. However, the Series will still be required to meet certain diversification requirements. In other words, and as discussed below, even a nondiversified investment company must maintain a significant degree of diversification.

  Specifically, as a nondiversified investment company, the Series would still be required pursuant to the Internal Revenue Code of 1986, as amended (the "Code") to meet certain diversification requirements in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Series must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Series and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Series controls and that are engaged in the same or similar trades or businesses.

  The Code also imposes certain diversification requirements on the investment of segregated accounts underlying variable annuity and life insurance contracts. The Series is subject to these diversification requirements.

  In addition, the State of California Department of Insurance imposes certain foreign country diversification limitations on the Series that have been implemented by the Series as nonfundamental investment restrictions (i.e., investment restrictions that can be changed by the Fund's Board of Directors). Specifically, the Series must invest its assets in the securities of not less than five different countries (four countries if less than 80% of the Series' assets are invested in foreign securities; three if less than 60% is so invested; two if less than 40% is so invested; and one if less than 20% is so invested). In addition, the securities of any one country other than the United States will represent no more than 20% of the Series' total assets. However, an additional 15% of the Series total assets may be invested in the securities of each of the following countries: Australia, Canada, France, Japan, the United Kingdom, and Germany.

  If approved, the reclassification of the Series as a nondiversified investment company would be effective immediately upon the receipt of the requisite shareholder approval of the proposal, or at such later time as may be determined by Fund management. Approval of the proposal requires the vote of a majority of the outstanding shares of the Series. For this purpose, the term "majority of the outstanding voting shares" means the vote of (a) 67% or more of the voting shares of the Series present at the shareholders' meeting, if the holders of more than 50% of the Series' outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Series, whichever is less. Unless otherwise instructed, the persons named as proxies will vote for approval of the proposal to reclassify the Series as a nondiversified portfolio.

  THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE SERIES APPROVE THE RECLASSIFICATION OF THE SERIES AS A NONDIVERSIFIED INVESTMENT COMPANY.

                    SUPPLEMENTAL INFORMATION WITH RESPECT TO
                 ADVISERS, WARBURG, AND FORTIS INVESTORS, INC.

  The business address for Advisers is 500 Bielenberg Drive, Woodbury, Minnesota, and its mailing address is P.O. Box 64284, St. Paul, Minnesota 55164. The address of Warburg is 33 King William Street, London, EC4R 9AS, England. Fortis Investors, Inc. is the distributor of the shares of the Fund, and its address is that of Advisers.

                                 OTHER MATTERS

  Management does not intend to present any business at the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the proxies will vote all proxies on such matters in accordance with their judgment of the best interests of the Series.

                         PROPOSALS OF FUND SHAREHOLDERS

  The Fund is not required to hold annual meetings of shareholders. Therefore, an anticipated date of the next regular meeting cannot be provided. If a shareholder has a proposal which such shareholder feels should be presented to all shareholders, the shareholder should send the proposal to the Fund. The proposal will be considered as appropriate at a meeting of the Board of Directors as soon as practicable. Should it be a matter which would have to be submitted to shareholders at an annual meeting, it will be presented at the next special or regular meeting of shareholders. In addition, should it be a matter which the Board of Directors deems of such significance as to require a special meeting, such a meeting will be called.

Dated: May   , 1995                                 Michael J. Radmer, Secretary

                                   NOTICE OF
                                    SPECIAL
                                 SHAREHOLDERS'
                                    MEETING
                                   TO BE HELD
                                 JUNE 13, 1995

                              AND PROXY STATEMENT

               THE GLOBAL BOND SERIES OF FORTIS SERIES FUND, INC.

                              [PRELIMINARY COPY]

                              GLOBAL BOND SERIES
                                      OF
                           FORTIS SERIES FUND, INC.
                             500 Bielenberg Drive
                           Woodbury, Minnesota 55125
                       Mailing Address:  P.O. Box 64284
                           St. Paul, Minnesota 55164



                    PROXY FOR SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON JUNE 13, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned appoints John W. Norton, Michael J. Radmer, Robert J. Clancy, and Scott R. Plummer and each of them with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Global Bond Series (the "Series") of Fortis Series Fund, Inc. (the "Fund") held by the undersigned on April 25, 1995, at the Special Shareholders' Meeting of the Series, to be held at the offices of the Fund, on Tuesday, June 13, 1995, at 10:00 a.m. and any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS ON THE REVERSE SIDE. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE SERIES.

     Receipt of Notice of Special Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                              [PRELIMINARY COPY]

                              GLOBAL BOND SERIES
                                      OF
                           FORTIS SERIES FUND, INC.



                                   P R O X Y


THE PROXIES ARE INSTRUCTED TO VOTE MY SHARES AS FOLLOWS:


1. Proposal to change classification of the Series from a diversified investment company to a nondiversified investment company:

     FOR  [_]    AGAINST   [_]    ABSTAIN    [_]


2. To vote with discretionary authority upon such other matters as may come before the meeting.



___________________________________________   ____________________________
(Please sign name(s) exactly as registered)   Telephone Number


___________________________________________   Dated ______________________, 1995
(If there are co-owners, both should sign)             Month         Day

                               [FFG Letterhead]



                                 May __, 1995



Message to Global Bond Series Participants:

     As the owner of a Fortis variable annuity/insurance product and a participant in the Global Bond Series (the "Series") of Fortis Series Fund, Inc. (the "Fund"), you are asked to complete the enclosed Voting Instructions for the upcoming meeting of the Series' shareholders (the "Meeting"). The Meeting will be held June 13, 1995, at 10:00 a.m. at the offices of the Fund, 500 Bielenberg Drive, Woodbury, Minnesota.

     As explained in the enclosed Proxy Statement, the purpose of the Meeting is to change the classification of the Series from a "diversified" to a "nondiversified" portfolio. Generally speaking, this change will allow the Series to make larger investments in the securities of individual issuers and individual countries than it may presently as a diversified portfolio. We believe this change in classification will improve the Series' ability to compete in the global fixed income market that has a limited supply of high quality issues that meet the Series' standards for inclusion in the Series' portfolio. Therefore, Fortis Benefits Insurance Company and the Fund's Board of Directors urges you to vote FOR this proposal.

     We will appreciate your prompt return of the Voting Instructions form in the enclosed, self-addressed, stamped envelope. If you have any questions in connection with these materials, please call us at 1-800-800-2638, extension 3057 if you are a variable annuity contract owner and extension 3028 if you are a variable universal life insurance policyholder.

                                    Very truly yours,



                                    Dean C. Kopperud
                                    President
Enclosures

                              [PRELIMINARY COPY]

                       FORTIS BENEFITS INSURANCE COMPANY
                             500 Bielenberg Drive
                           Woodbury, Minnesota 55125
                       Mailing Address:  P.O. Box 64272
                          St. Paul, Minnesota  55164



                              VOTING INSTRUCTIONS
                                      FOR
              FORTIS BENEFITS INSURANCE COMPANY SEPARATE ACCOUNTS


             THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                       FORTIS BENEFITS INSURANCE COMPANY


          The undersigned hereby instructs the Fortis Benefits Insurance Company (the "Company") to represent and vote the number of shares of Global Bond Series (the "Series") of Fortis Series Funds, Inc. (the "Fund") represented by the number of votes attributable to the undersigned's Variable Insurance Product at the Special Shareholders' Meeting of the Series to be held at the offices of the Fund at 10:00 a.m. on June 13, 1995, and at any adjournment thereof, upon the matters on the reverse side and as set forth in the Notice of Special Shareholders' Meeting and Proxy Statement for the Series, receipt of which the undersigned acknowledges.

          VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED BY THE COMPANY IN THE SAME PROPORTION AS THE VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. UPON ALL OTHER MATTERS THE COMPANY WILL VOTE AS IT DEEMS IN ITS BEST INTEREST.

          Mark, sign, date, and return these voting instructions in the addressed envelope. No postage is required. Please mail promptly to save further solicitation expenses.

                              [PRELIMINARY COPY]

                              GLOBAL BOND SERIES
                                      OF
                           FORTIS SERIES FUND, INC.


    FORTIS VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

                              VOTING INSTRUCTIONS


1. Proposal to change classification of the Series from a diversified investment company to a nondiversified investment company:

     FOR  [_]    AGAINST   [_]    ABSTAIN    [_]


2. To vote with discretionary authority upon such other matters as may come before the meeting.


                    THE COMPANY RECOMMENDS VOTING "FOR" ITEM 1.



Dated: _________________________, 1995     _____________________________________
        Month              Day             Signature of Contract or Policy Owner